	DIVIDEND AND INCOME FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2022
	(Unaudited)

Shares		Value
	Common Stocks (116.27%)
	Automotive Dealers and Gasoline Service Stations (11.92%)
29,500	Asbury Automotive Group, Inc. (a)	$ 4,457,450
6,050	AutoZone, Inc. (a)	12,958,677
23,100	Lithia Motors, Inc.	4,956,105
		22,372,232

	Automotive Repair, Services, and Parking (3.74%)
13,800	AMERCO	7,027,236

	Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (6.42%)
15,000	The Home Depot, Inc.	4,139,100
42,500	Tractor Supply Company	7,899,900
		12,039,000

	Chemical and Allied Products (8.40%)
22,500	Celanese Corporation	2,032,650
35,000	LyondellBasell Industries N.V. Class A	2,634,800
41,000	Olin Corporation	1,758,080
80,000	Roche Holding Ltd. ADR	3,249,600
70,000	Westlake Chemical Corporation	6,081,600
		15,756,730

	Communications (3.79%)
100,000	Comcast Corporation	2,933,000
25,000	Nexstar Media Group, Inc. (a)	4,171,250
		7,104,250

	Depository Institutions (4.37%)
615,000	Barclays PLC	3,936,000
102,500	Citigroup Inc.	4,271,175
		8,207,175

	Educational Services (3.51%)
80,000	Grand Canyon Education, Inc. (a)	6,580,000

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (2.04%)
45,000	Skyworks Solutions, Inc.	3,837,150

	Food and Kindred Products (2.02%)
35,000	Medifast, Inc.	3,792,600

	General Merchandise Stores (2.63%)
20,600	Dollar General Corporation	4,941,116

	Home Furniture, Furnishings, and Equipment Stores (4.68%)
49,500	Best Buy Co., Inc.	3,135,330
48,000	Williams-Sonoma, Inc.	5,656,800
		8,792,130

	Industrial and Commercial Machinery and Computer Equipment (1.89%)
9,700	Lam Research Corporation	3,550,200

	Insurance Carriers (13.74%)
9,600	Elevance Health, Inc.	4,360,704
200,000	Essent Group Ltd.	6,974,000
55,000	Fidelity National Financial, Inc.	1,991,000
17,100	Molina Healthcare, Inc. (a)	5,640,264
13,500	UnitedHealth Group Incorporated	6,818,040
		25,784,008

	Metal Mining (5.19%)
74,000	BHP Group Limited	3,702,960
47,500	Newmont Corporation	1,996,425
73,500	Rio Tinto plc	4,046,910
		9,746,295

	Non-Depository Credit Institutions (9.29%)
23,000	Credit Acceptance Corporation (a)	10,074,000
50,000	Discover Financial Services	4,546,000
96,000	Enova International, Inc. (a)	2,809,920
		17,429,920

	Oil and Gas Extraction (0.29%)
26,743	Woodside Energy Group Ltd.	539,139

	Petroleum Refining and Related Industries (1.62%)
120,000	Valvoline Inc.	3,040,800

	Primary Metal (6.05%)
160,000	Steel Dynamics, Inc.	11,352,000

	Security and Commodity Brokers, Dealers, Exchanges, and Services (4.49%)
4,700	BlackRock, Inc.	2,586,316
55,600	T. Rowe Price Group, Inc.	5,838,556
		8,424,872

	Services-Computer Programming, Data Processing (4.32%)
50,000	Alphabet Inc. Class A (a)	4,782,500
24,500	Meta Platforms, Inc. (a)	3,324,160
		8,106,660

	Services-Help Supply Services (6.53%)
41,000	AMN Healthcare Services, Inc. (a)	4,344,360
50,000	Kforce Inc.	2,932,500
65,000	Robert Half International Inc.	4,972,500
		12,249,360

	Tobacco Products (7.57%)
300,000	British American Tobacco p.l.c.	10,650,000
171,000	Imperial Brands plc	3,560,220
		14,210,220

	Transportation Equipment (1.77%)
32,764	LCI Industries	3,324,235

	Total common stocks (Cost $194,351,408)	218,207,328

Principal
Amount
	Corporate Bonds and Notes (0.09%)
	Electric Services (0.09%)
178,945	Elwood Energy LLC, 8.159%, 7/5/26 (Cost $174,965)	172,583

Shares
	Master Limited Partnership (0.51%)
	Electric, Gas, and Sanitary Services (0.51%)
40,000	Enterprise Products Partners L.P. Units (Cost $374,214)	951,200

	Preferred Stocks (0.04%)
	Holding and other Investment Offices (0.04%)
33,600	Pennsylvania Real Estate Investment Trust, 6.875% Series D (Cost $693,813)	73,248

	Total investments (Cost $195,594,400) (116.91%) (b)	219,404,359
	Cash and other assets (-16.91%)	(31,732,666)

	Net assets (100.00%)	$ 187,671,693

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $219,404,359 has been pledged as collateral for borrowings under the Fund's credit agreement.  The outstanding loan balance under the credit agreement was $34,112,300 as of September 30, 2022.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Dividend and Income Fund (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by Bexil Advisers LLC (the “Investment Manager”) under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 218,207,328	$ -	$ -	$ 218,207,328
Corporate bonds and notes	-	172,583	-	172,583
Master limited partnerships	951,200	-	-	951,200
Preferred stocks	73,248	-	-	73,248
Total investments, at value	$ 219,231,776	$ 172,583	$ -	$ 219,404,359

Cost for Federal Income Tax Purposes
As of September 30, 2022, for federal income tax purposes, subject to change, the aggregate cost of securities was $195,594,400 and net unrealized appreciation was $23,809,959, comprised of gross unrealized appreciation of $45,417,133 and gross unrealized depreciation of $21,607,174. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Risks and Uncertainties

Share Trading Risk - Effective October 9, 2020, the Fund’s shares delisted from the NYSE and began trading on the OTC Market. Potential principal risk factors associated with investment in the Fund arising from such action may include, but are not limited to: reduced trading volume and liquidity, greater trading spreads, increased market discount to net asset value (“NAV”) of the Fund’s shares, and the elimination of the governance, shareholder meeting, and reporting requirements of the NYSE.

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under a credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

For example, the UK formally exited from the EU on January 31, 2020 (known as “Brexit”). Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events - Russia’s invasion of Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the conflict, including the impact of sanctions on Russia and the possibility for escalation of military action, may have a significant negative impact on the global economy and asset prices.

Measures of inflation have increased to levels not experienced in forty years. As a result, the Federal Reserve discontinued the characterization of the higher inflation readings as transitory and has taken steps intended to reduce inflation, including raising interest rates. Uncertainty regarding the speed and magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation without causing a recession may negatively impact asset prices and increase market volatility.

The ongoing coronavirus (COVID-19) pandemic presents global health concerns and a continued risk to the global economy. Efforts to limit the spread of the coronavirus (COVID-19) in recent years have included travel restrictions and business shutdowns.

U.S. and international markets have experienced periods of significant volatility because of the pandemic. Coronavirus (COVID-19) and related public health issues, and the measures taken to limit the spread of the coronavirus (COVID-19), may continue to negatively impact global economic growth and asset prices.

It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.